SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 1998


                      PACE HEALTH MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Iowa                         0-27554                  42-1297992
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
     of incorporation)                file number)           identification No.)


                 1025 Ashworth Road, West Des Moines, Iowa 50265
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (515) 222-1717
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On September 9, 1998, Registrant filed Articles of Correction with the Iowa Secretary, to correct an error in the Articles of Amendment filed by Registrant on July 10, 1998 with respect to the Registrant's Convertible Preferred Stock. See Exhibit 3.4 filed herewith.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         Exhibit 3.4 -- Articles of Correction filed with the Iowa Secretary of State on September 9, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PACE HEALTH MANAGEMENT SYSTEMS, INC.


                                 By: /s/ Roger D. Huseman_______________________
                                     Roger D. Huseman
                                     Vice President and Chief Financial Officer